Exhibit 10.1

LIMITED WAIVER

This LIMITED WAIVER (this “Agreement”) is entered into this 27th day of October, 2025, by and among KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), KATAPULT GROUP, INC, a Delaware corporation (“Holdings”), KATAPULT HOLDINGS, INC., a Delaware corporation (“Parent Entity” and Borrower, Holdings and Parent Entity together, collectively, the “Credit Parties”), each of the lenders party to the Loan Agreement (defined below) (individually, each a “Lender” and collectively, the “Lenders”) and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for itself, as a Lender, and for the other Lenders (in such capacities, “Agent”).

Recitals

A.                 Borrower, Holdings, Parent Entity, Lenders and Agent entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 12, 2025 (as amended, amended and restated, supplemented, revised, or otherwise modified from time to time, including pursuant to that certain Limited Waiver dated September 15, 2025 (the “First Limited Waiver”), that certain Limited Waiver dated September 29, 2025 (the “Second Limited Waiver”), that certain Limited Waiver dated October 13, 2025 (the “Third Limited Waiver”) and that certain Limited Waiver dated October 20, 2025 (the “Fourth Limited Waiver”), the “Loan Agreement”);

B.                 One or more Defaults or Events of Default under (and as defined in) the Loan Agreement exist and are continuing under the Loan Agreement, as described further in Section 2 below and as a consequence, Agent and Lenders are entitled to the rights and remedies as a result thereof under the Loan Agreement and other Loan Documents;

C.                  Pursuant to the First Limited Waiver, Agent and the Lenders agreed to, among other things, temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined in the First Limited Waiver);

D.                 Pursuant to the Second Limited Waiver, Agent and the Lenders agreed to, among other things, temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined in the Second Limited Waiver);

E.                  Pursuant to the Third Limited Waiver, Agent and the Lenders agreed to, among other things, temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined in the Third Limited Waiver);

F.                  Pursuant to the Fourth Limited Waiver, Agent and the Lenders agreed to, among other things, temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined in the Fourth Limited Waiver);

G.                 Borrower has requested that Agent and Lenders continue to temporarily waive such Defaults and/or Events of Default for the duration of the Limited Waiver Period (as defined below); and

H.                 Agent and Lenders are willing to do so upon and subject to the terms and conditions of this Agreement and the compliance of the Credit Parties and their Affiliates with the conditions set forth herein and the other provisions of this Agreement.

Katapult – Limited Waiver

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.              Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Existing Default” has the meanings specified in Section 2 hereof.

“Limited Waiver Default” means the occurrence of any of the following at any time during the Limited Waiver Period: (i) any Event of Default (other than each Existing Default), unless such Event of Default has been otherwise expressly waived in writing by the applicable Requisite Lenders (or all of the Lenders, to the extent required by the Loan Agreement), (ii) the failure of any Credit Party to comply with any term, condition, or covenant set forth in this Agreement during the Limited Waiver Period in accordance with the terms of this Agreement, (iii) the failure of any representation or warranty made by any Credit Party under or in connection with entry into this Agreement to be true, correct and complete, in each case, in all material respects, (iv) the commencement or continuation of any enforcement action against any Credit Party or its property by any creditor of a Credit Party having a lien on any material assets of any Credit Party, (v) any Credit Party shall contest any term, provision, or acknowledgement contained in this Agreement or (vi) the commencement of any litigation or other proceeding by a Credit Party or any of their respective Affiliates against any Agent, any Lender or any of their respective Affiliates.

“Limited Waiver Effective Date” shall have the meaning specified in Section 6 hereof.

“Limited Waiver Period” means the period commencing on the Limited Waiver Effective Date and ending on the earlier to occur of (i) a Limited Waiver Default and (ii) the Limited Waiver Termination Date.

“Limited Waiver Termination Date” means 5:00 p.m., New York City time, on October 29, 2025.

“Released Parties” shall have the meaning specified in Section 8 hereof.

“Releasors” shall have the meaning specified in Section 8 hereof.

2.             Existing Default. The Credit Parties have failed to maintain a Minimum Trailing Three-Month Originations of at least $61,000,000 as of the last Business Day of (x) the calendar month ended August 31, 2025 and (y) the calendar month ended September 30, 2025, in each case as required by the Loan Agreement and the other Loan Documents, resulting in the occurrence of a Default and/or Event of Default under the Loan Agreement (and the other Loan Documents) (the “Existing Default”).

3.             Limited Waiver.

3.1               The Agent and the Lenders party hereto (constituting Requisite Lenders) hereby temporarily waive the Existing Default (the “Limited Waiver”). The Limited Waiver shall be effective from the Limited Waiver Effective Date through the end of the Limited Waiver Period.

3.2               Agent and Lenders have waived, on a limited and temporary basis only, and not beyond the Limited Waiver Termination Date, the Existing Default. Agent and Lenders have not waived, and are not by this Agreement waiving, and have no present intention of waiving, any other Default or Event of Default that may occur after the effective date of this Agreement (whether similar to the Existing

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Default or otherwise), and Agent and Lenders have not agreed to waive any of their respective rights or remedies concerning any Default or Event of Default (other than the Existing Default and then only during the Limited Waiver Period) that may have occurred or is continuing as of the effectiveness of this Agreement or that may occur after the effectiveness of this Agreement. Without limiting the foregoing, as of the date hereof, Agent does not have actual knowledge of the continuation of any Event of Default other than the Existing Default.

3.3               Without limiting the generality of the foregoing, none of the Credit Parties will assert, claim or contend, that any prior action or course of conduct by Agent or any or all of the Lenders constitutes an agreement, obligation or cause of declining to continue such action or course of conduct in the future. Each of the Credit Parties hereby acknowledges and agrees that Agent and Lenders have made no commitment as to how or whether the Existing Default will be resolved, nor have they given any assurances or commitments with respect to any additional or future standstill, waiver or accommodation of any kind upon the termination or expiration of the Limited Waiver Period, and each of the Credit Parties agrees that neither Agent nor Lenders have any obligation to extend the Limited Waiver Period. Any agreement by the Lenders to extend the Limited Waiver Period or further waive the Existing Defaults and amend the Loan Agreement must be set forth in writing and signed by a duly authorized signatory of Agent and the Requisite Lenders.

3.4               During the Limited Waiver Period, notwithstanding the Limited Waiver of the Existing Default as set forth herein, the Existing Default shall be deemed to have occurred and be continuing solely for purposes of Sections 2.4(a), 2.13, 4.2(c) and 12.2 of the Loan Agreement and Exhibits K and L of the Loan Agreement.

4.             No Waiver, Ratification, Further Assurances and Consent.

4.1               Except as specifically set forth in Section 3 hereof, nothing contained in this Agreement, or any other communication among Agent, Lenders, Borrower or any other Credit Party on or prior to the date hereof in connection with this Agreement shall be construed as a standstill or waiver by Agent or Lenders of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement or any other contract or instrument among any Credit Party, Agent and/or Lenders, or of any similar future transaction and the failure of Agent and/or Lenders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any right of Agent and/or Lenders to thereafter demand strict compliance therewith. Except as expressly set forth herein, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, or any other Loan Documents, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Credit Party under the Loan Agreement or any other Loan Documents or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Documents or any other contract or instrument.

4.2               Each of the Credit Parties ratifies and confirms that all of its respective obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect. Each Credit Party hereby acknowledges, ratifies, and confirms that, notwithstanding the agreement of Agent and the Lender to waive, on a limited and temporary basis and not beyond the Limited Waiver Termination Date, the Existing Default, (i) no Credit Party may take any action that would otherwise be prohibited under the applicable

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Loan Documents on account of the existence of the Existing Defaults, and (ii) no Agent nor any Lender shall take any action that would otherwise be prohibited under the applicable Loan Documents in the absence of a Default or an Event of Default.

5.             Reserved.

6.             Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is conditioned upon the satisfaction of the following conditions precedent (the date on which the conditions have been satisfied or waived in writing by Agent being the “Limited Waiver Effective Date”).

6.1               Agent shall have received this Agreement, duly executed by each Credit Party, the Lenders and Agent;

6.2               Agent shall have received such additional documents, instruments and information as Agent may have requested in writing at least two Business Days prior to the date hereof; and

6.3               The representations and warranties contained or incorporated herein shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects).

Agent and each Lender party hereto, by delivering its signature page to this Agreement, shall be deemed to have accepted or been satisfied with (or waived) each condition set forth in this Section 6. The parties hereto hereby agree that notwithstanding any other provision hereof, the Limited Waiver Effective Date is October 27, 2025.

7.             Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to Agent and Lender as follows:

7.1               The execution, delivery and performance of this Agreement by each Credit Party has been duly authorized by all requisite action of such parties;

7.2               Immediately after giving effect to this Agreement (a) except with respect to the Existing Default, the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), (b) except with respect to the Existing Default, no Regulatory Trigger Event, Default Trigger Event, First Payment Default Trigger Event, Default or Event of Default has occurred and is continuing, (c) each Credit Party is in good standing under the laws of its jurisdiction of organization, and (d) since June 12, 2025, no amendment, modification or other change has been made to (i) the articles of organization (or other applicable charter document), or (ii) the limited liability company agreement (or any other equivalent governing agreement or document) of any Credit Party except those approved by Agent;

7.3               Each Credit Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, the Loan Agreement and the other Loan Documents;

7.4               The execution and delivery by the Credit Parties of this Agreement and the performance by the Credit Parties of their respective obligations under the Loan Agreement and the other Loan Documents do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or

Katapult – Limited Waiver

subdivision thereof, binding on any Credit Party, except as already have been obtained or made;

7.5               This Agreement has been duly executed and delivered by each Credit Party and is the binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether in a proceeding at law or in equity);

7.6               Each Credit Party has reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Agent and Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by any Agent, any Lender or any other Person; and

7.7               Absent the effectiveness of this Agreement, and subject to compliance with the terms and conditions of the Loan Documents and applicable law, Agent and Lenders are entitled to exercise immediately their respective rights and remedies under and in accordance with the applicable Loan Documents.

8.             Miscellaneous.

8.1               Integration. This Agreement and the Loan Agreement represent the entire agreement between the parties about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Agreement and the Loan Agreement merge into this Agreement and the Loan Agreement.

8.2               Severability. If any term or provision of this Agreement is adjudicated to be illegal, invalid or unenforceable under Applicable Law, such term or provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

8.3               Successors and Assigns. Subject to Section 12.2 of the Loan Agreement, this Agreement shall be binding upon and inure to the benefit of the Credit Parties, Agent and Lender and their respective successors and permitted assigns, except that the Credit Parties shall not have the right to assign any rights hereunder or any interest herein without Agent’s and the Lender’s prior written consent.

8.4               WAIVER OF JURY TRIAL. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Agreement SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE LOAN AGREEMENT.

8.5               No Oral Agreements. Neither this Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Loan Agreement.

Katapult – Limited Waiver

8.6               Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature.

9.           Release. BORROWER, HOLDINGS AND PARENT ENTITY, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, IN EACH CASE EXCLUDING FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT (THE “RELEASED CLAIMS”). RELEASED CLAIMS SHALL NOT INCLUDE CLAIMS TO ENFORCE THIS AGREEMENT OR FOR BREACH OF THIS AGREEMENT, IN EACH CASE MADE AFTER THE DATE HEREOF. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY

Katapult – Limited Waiver

CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.

[Signature pages follow.]

Katapult – Limited Waiver

IN WITNESS WHEREOF, this Agreement is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By:	/s/ Orlando Zayas
Name:	Orlando Zayas
Title:	Chief Executive Officer

HOLDINGS:

KATAPULT GROUP, INC.

By:	/s/ Orlando Zayas
Name:	Orlando Zayas
Title:	Chief Executive Officer

PARENT ENTITY:

Katapult Holdings, Inc.

By:	/s/ Orlando Zayas
Name:	Orlando Zayas
Title:	Chief Executive Officer

[Signature Page to Limited Waiver]

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Limited Waiver]

CLASS A-1 LENDERS:

BLUE OWL ASSET Income Fund IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET Income Fund (Cayman) IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL Asset Income Fund V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL Asset Income Fund (Cayman) V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Limited Waiver]

CLASS A-2 LENDERS:

BLUE OWL Asset Income Fund V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Limited Waiver]

CLASS B LENDERS:

BLUE OWL ASSET Special Opportunities Fund VII LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET Special Opportunities Fund (CAYMAN) VII LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET INCOME FUND IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET INCOME FUND (CAYMAN) IV LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET INCOME FUND V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

BLUE OWL ASSET INCOME FUND (CAYMAN) V LP

By:	/s/ David Aidi
Name:	David Aidi
Title:	Authorized Signatory

[Signature Page to Limited Waiver]